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                                  EXHIBIT 23.2

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                                ACCOUNTANT'S CONSENT



The Board of Directors of
The Home Depot, Inc.


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.



                                             /s/ KPMG PEAT MARWICK LLP
                                             KPMG PEAT MARWICK LLP


Atlanta, Georgia
June 14, 1996